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                                                                   EXHIBIT 10.20

                                 PROMISSORY NOTE


$451,503.94                                                   September 30, 1999


         FOR VALUE RECEIVED, the undersigned, Citadel Technology, Inc., a Delaware corporation (the "Maker"), promises to pay to the order of How2HQ.com, Inc. (the "Payee"), at such place as Payee may designate in writing, in lawful money of the United States of America, the principal sum of Four Hundred Fifty One Thousand Five Hundred Three Dollars and Ninety Four Cents ($451,503.94) on the terms and conditions hereinafter set forth.

         This Note shall bear interest at a rate of 5% per year (simple interest) and shall mature upon demand by the Payee, at which time all outstanding principal and interest shall be due and payable. Maker shall have the right to prepay this Note, in whole or in part, at any time without penalty. Maker's payment of this Note shall be secured by the pledge of 300,000 shares of common stock of How2HQ.com, Inc.

          The entire unpaid principal balance of this Note shall immediately become due and payable, at the option of Payee, upon the occurrence of the following event of default (the "Event of Default"): Failure by Maker to pay any installment of principal hereof as and when the same becomes due and payable in accordance with the terms hereof and the continuation of said failure for a period of ten (10) days after Payee has provided Maker with written notice of such failure. In the event an Event of Default specified hereinabove shall occur, Payee may proceed to protect and enforce its rights either by suit in equity and/or by action at law, by other appropriate proceedings or by converting the pledged shares from Maker's ownership to Payee's ownership. No delay on the part of Payee in the exercise of any power or right under this Note, or under any other instrument executed pursuant thereto shall operate as a waiver thereof, nor shall a single or partial exercise of any other power or right preclude further exercise thereof.

         It is hereby specially agreed that if this Note is placed into the hands of an attorney for collection, or if proved, established, or collected in any court, Maker agrees to pay to Payee an amount equal to all expenses incurred in enforcing or collecting this Note, including court costs and reasonable attorneys' fees.

         Except for the notice expressly provided herein, the undersigned and all endorsers, sureties, and guarantors hereof hereby jointly and severally waive presentment for payment, demand, notice of nonpayment, protest, notice of protest, and without further notice hereby consent to renewals, extensions, or partial payments either before or after maturity.

         All agreements between Maker and Payee, whether now existing or hereafter arising and whether written or oral, are expressly limited so that in no contingency or event whatsoever shall the amount paid, or agreed to be paid, to Payee hereof for the use, forbearance, or detention of the money advanced to Maker, or for the performance or payment of any covenant or obligation


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contained herein, exceed the maximum amount permissible under applicable federal or state law. If, from any circumstance whatsoever, fulfillment of any provision hereof at the time performance of such provision shall be due shall involve transcending the limit of validity prescribed by law, then the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstance Payee shall ever receive as interest under this Note or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note and not to the payment of interest or, if such excessive interest exceeds the unpaid principal balance of this Note, such excess shall be refunded to Maker. All sums paid or agreed to be paid to Payee for the use, forbearance, or detention of the indebtedness evidenced hereby shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full so that the actual rate of interest on account of such indebtedness is uniform throughout the term thereof. The terms and provisions of this paragraph shall control every other provision of all agreements between Maker and Payee.

         This Note shall be governed by and construed in accordance with the laws of the State of Texas and the laws of the United States applicable to transactions in Texas.

MAKER:

CITADEL TECHNOLOGY, INC.



By:
   ---------------------------------------
   Steven B. Solomon, Its CEO


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